UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2007

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Commercial Street

Box 130

Atchison, Kansas 66002

(Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release issued by the Company on October 18, 2007 relating to the election of directors at the annual meeting of stockholders.

Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is a press release issued by the Company on October 18, 2007 relating to Laidacker M. Seaberg's intention to step down as Chief Executive Officer on June 30, 2008.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated October 18, 2007 relating to election of directors, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.

99.2	Press Release dated October 18, 2007 relating to Laidacker M. Seaberg, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: October 18, 2007	By:	/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
Chairman of the Board and Chief Executive Officer